UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21515

TS&W / Claymore Tax-Advantaged Balanced Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2011 - June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report
June 30, 2011
(Unaudited)

TS&W/Claymore Tax-Advantaged Balanced Fund

TYW

TS&W Thompson, Siegel & Walmsley LLC
INVESTMENT MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/tyw

... home port for the LATEST,

most up-to-date INFORMATION about the

TS&W/Claymore Tax-Advantaged Balanced Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/tyw, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Thompson, Siegel &Walmsley LLC, SMC Fixed Income Management, LP and Guggenheim Funds Investment Advisors LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Dear Shareholder l

We thank you for your investment in the TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”).This report covers the Fund’s performance for the semiannual fiscal period ended June 30, 2011.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2011, the Fund provided a total return based on market price of 11.71% and a total return based on NAV of 6.46%.As of June 30, 2011, the Fund’s market price of $11.37 per share represented a discount of 4.29% to its NAV of $11.88 per share.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

The Fund paid quarterly dividends of $0.2000 on March 31 and June 30, 2011.The most recent dividend represents an annualized distribution rate of 7.04% based on the Fund’s closing market price of $11.37 on June 30, 2011.This translates to a tax-advantaged distribution rate of 8.83% for investors in the 35% federal income tax bracket, based on the 2010 tax characteristics of distributions paid. However, there is no guarantee that this level of income will be maintained.

The Fund’s investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.The Fund focuses its investments mainly on (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as “municipal securities”) and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate.The portfolio is comprised primarily of municipal securities, equity securities, preferred securities, high-yield debt securities and real estate investment trusts.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Investment Adviser”), serves as the investment adviser to the Fund, with responsibility for managing the Fund’s overall asset allocation. Guggenheim Funds Services Group, Inc. and its subsidiaries, including the Investment Adviser, are subsidiaries of Guggenheim Partners, LLC, a global diversified financial services firm.

Two investment sub-advisers are responsible for day-to-day management of the Fund’s investments.Thompson, Siegel & Walmsley LLC (“TS&W”) manages the Fund’s equity portfolio and other non-municipal income-producing securities.As of June 30, 2011,TS&W managed or supervised approximately $8.0 billion in assets. SMC Fixed Income Management, LP (“SMC”) is responsible for the Fund’s portfolio of municipal bonds.As of June 30, 2011, SMC managed or supervised approximately $1.4 billion in assets. Collectively,TS&W and SMC are also referred to as the “Sub-Advisers.”

Subsequent to the period covered by this report, the Fund announced on August 11, 2011, that, following approval by its Board of Trustees, it entered into an agreement to reorganize the Fund into a newly created open-end mutual fund (the “Open-End Fund”). The Open-End Fund would seek to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.The Open-End Fund will invest primarily in tax-exempt municipal securities; investing in dividend-paying common stocks and preferred securities and other income securities would not be a principal investment strategy of the Open-End Fund. We believe that this reorganization is in the best interest of the Fund and its shareholders. It is intended to provide shareholders benefits including the opportunity to continue to invest in a strategy consistent with a significant component of the Fund’s investment strategy managed by a high-quality asset manager; continuous liquidity at net asset value; reduced management fee and lower projected expense ratio; and potential growth of the Open-End Fund through the robust

Semiannual Report l June 30, 2011 l 3

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Dear Shareholder continued

distribution capabilities of a proven sales organization. It is currently anticipated that the Open-End Fund will not be assessing a redemption fee after the proposed reorganization of the Fund. The reorganization remains subject to shareholder approval and there can be no assurance that shareholders will approve. For full details of the reorganization and the entities that will advise and distribute the Open-End Fund, please see the Fund’s web site at www. guggenheimfunds.com/tyw.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5.You will find information about what impacted the performance of the Fund during the first half of 2011 and the Investment Adviser’s and Sub-Advisers’ views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www. guggenheimfunds.com/tyw.

Sincerely,

Kevin M. Robinson
Chief Executive Officer and Chief Legal Officer
TS&W/ClaymoreTax-Advantage Balanced Fund

July 31, 2011

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TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Questions & Answers l

The TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) is managed jointly by Thompson, Siegel & Walmsley LLC (“TS&W”) and SMC Fixed Income Management, LP (“SMC”).The portfolio management teams apply their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund.The individuals named below are responsible for managing the Fund.

Vincent R. Giordano, Portfolio Manager, Managing Member SMC Fixed Income Management, LP

Mr. Giordano is a Managing Member of SMC. He leads SMC’s municipal fixed-income investment management team and co-manages the Fund’s municipal securities portfolio. He has more than 30 years of investment experience.

Roberto W. Roffo, Portfolio Manager, Managing Director SMC Fixed Income Management, LP

Mr. Roffo co-manages the Fund’s municipal securities portfolio. He has more than 15 years of investment management experience focused on the municipal securities market and has worked closely with Mr. Giordano throughout his career. He holds a Bachelor’s Degree from the University of Massachusetts.

Paul A. Ferwerda, CFA, Portfolio Manager, SeniorVice President –Domestic Equity and Research Thompson, Siegel &Walmsley LLC

Mr. Ferwerda is responsible for the day-to-day management of the Fund’s common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

William M. Bellamy, CFA, Portfolio Manager,Vice President Thompson, Siegel &Walmsley LLC

Mr. Bellamy joined TS&W in 2002. He has over 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund’s taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview,TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund’s performance for the six months ended June 30, 2011.

Please remind us of this Fund’s objective and strategy.

The Fund’s investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.The Fund seeks to achieve its objective by investing in a portfolio of assets consisting primarily of (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as “municipal securities”) and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate.The portfolio is comprised primarily of municipal securities, equity securities, preferred securities, high-yield debt securities and real estate investment trusts.

How did the Fund perform during the first half of 2011?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2011, the Fund provided a total return based on market price of 11.71% and a total return based on NAV of 6.46%.As of June 30, 2011, the Fund’s market price of $11.37 per share represented a discount of 4.29% to its NAV of $11.88 per share.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

For NAV performance comparison purposes, the municipal bond market, as measured by the Barclays Capital U.S. Municipal Long Bond Index (“Barclays Muni Index”), a widely used measure of the municipal bond market as a whole, returned 5.88% for the six months ended June 30, 2011.The broad equity market, as measured by the Standard & Poor’s 500 Index (“S&P 500”), returned 6.01%.The high-yield bond market, as measured by the Merrill Lynch HighYield Master II Index (the “HighYield Index”), returned 4.93% for the period, and the Merrill Lynch Fixed Rate Preferred Stock Index (the “Preferred Index”) returned 5.41%.

The Fund paid quarterly dividends of $0.2000 per share on March 31 and June 30, 2011.The most recent dividend represents an annualized distribution rate of 7.04% based on the Fund’s closing market price of $11.37 on June 30, 2011.

Semiannual Report l June 30, 2011 l 5

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

How are assets allocated among the various asset classes?

The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities.As of June 30, 2011, 55.9% of the Fund’s portfolio was invested in municipal securities. Of the remaining assets in the Fund’s portfolio as of June 30, 2011, 30.1% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, 10.1% in high-yield corporate bonds, and 3.9% in preferred stocks. From time to time, assets are rebalanced to maintain at least 50% of the Fund’s total assets in municipal securities.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. During the six months ended June 30, 2011, the cost of leverage was less than the return of the Fund’s investments; accordingly, leverage contributed to the Fund’s total return.As of June 30, 2011, the Fund had $105 million of leverage outstanding.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund’s inception.

Please provide an overview of the municipal bond market during the first half of 2011.

During the first six months of 2011, municipal bonds performed much better than taxable bonds, as anticipated, since municipal bonds were quite cheap at the beginning of the period. In the fourth quarter of 2010, there was a significant sell-off in the tax-exempt segment of the municipal market, as supply overwhelmed demand and investors anticipated the end of the Build America Bond (BAB) program, which provided interest subsidies for taxable municipal securities.At the end of 2010, municipal bonds of all maturities were trading at levels that provided yields greater than U.S.Treasury securities of similar maturities; traditionally yields on municipal bonds have been 85% to 90% of Treasury yields.

In the first quarter of 2011, municipal bonds performed moderately well, and then performance was very strong in the second quarter, driven by strong demand at a time when very few new bonds were issued. Issuance was quite low during the last six months because many states and cities rushed to market with BABs in 2010 to take advantage of subsidies that made it cheaper to issue taxable bonds than traditional tax-exempt municipal bonds.Also, many states are in financial trouble and are avoiding issuing new debt.

For the six months ended June 30, 2011, return of the Barclays Muni Index, which measures performance of the U.S. municipal market, was 5.88%. For comparison, return of the Barclays Capital U.S.Aggregate Bond Index, which measures performance of the U.S. taxable bond market, was 2.72%, and return of the Barclays U.S.Treasury Index was 2.22%.

How did the municipal bond portion of the Fund perform in this environment, and what decisions drove that performance?

Following a period of very strong performance in 2010, the Fund’s municipal portfolio (the “municipal portfolio”) performed in line with the Barclays Muni Index over the last six months, with a return of 4.5% on an unlevered basis; the positive impact of leverage made the total return to investors in the Fund somewhat higher.

At the beginning of the period, the duration of the portfolio was approximately seven years, much shorter than the duration of the Barclays Muni Index, which was approximately 14 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates. It is a weighted average of the times that interest payments and the final return of principal are received.The weights are the amounts of the payments discounted by the yield to maturity of the bond.) The municipal portfolio’s duration had been shortened in the expectation that interest rates, which were near historic lows, were likely to rise at some point. In response to weaker than expected economic reports around the middle of the period, municipal bonds rallied strongly, and the municipal portfolio’s relatively short duration limited its participation in this rally.

6 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

How are municipal securities selected for the Fund?

SMC begins by analyzing broad macroeconomic trends and developments affecting the fixed-income markets, including the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, a bottom-up and top-down analysis is incorporated to help construct a portfolio that SMC believes optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk.While SMC monitors interest rates very closely and acts quickly to adjust the portfolio to changing market rates, positions in the portfolio are not traded in search of incremental gains that could be achieved by active trading based on daily changes in rates. SMC’s proprietary unbiased research makes it possible to identify undervalued sectors that are considered to have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.

What is the outlook for the municipal bond market, and what does this mean for the municipal portfolio?

Issuance is likely to remain low, following a period of unusually high issuance in 2010, and as states and cities, struggling to get their budgets in order, try to avoid taking on new debt.With the municipal portfolio’s relatively short duration, it is well positioned for the current environment of modest economic growth with flat to slowly rising interest rates. Since bond prices generally move in the opposite direction of interest rates, SMC does not expect that bond prices will move significantly higher. Accordingly, the current focus is on realizing attractive levels of income while maintaining high credit quality.

The Fund’s equity portfolio and taxable fixed-income securities are managed by TS&W.The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

Please provide an overview of the U.S. equity and high-yield bond markets during the first half of 2011.

As the U.S. and world economy continued to recover, albeit at a relatively modest pace, financial markets were generally strong, but with a marked difference between the first and second quarters of 2011.The U.S. equity market got off to a fast start, realizing substantial gains in the first six weeks of the year. For the six-month period the S&P 500, which is generally regarded as an indicator of the broad U.S. stock market, returned 6.01%, with most of that gain in January and February.Within styles, growth stocks performed better than value stocks, which makes sense, considering that growth is scarce because the economic expansion, which is now into its third year, is much more moderate than past recoveries from serious recessions. Key indicators such as personal consumption expenditures and payroll growth remain rather weak.

A market characteristic that presented a challenge for the dividend-oriented management style employed by the Fund’s equity portfolio (the “equity portfolio”) is that smaller-capitalization stocks, which generally do not pay high dividends, performed somewhat better than large capitalization stocks.

However, on the positive side, higher yielding stocks within the S&P 500 performed better than lower yielding stocks. Dividing the S&P 500 into quintiles in terms of dividend yield, the equity portfolio has a weight of approximately 50% in the top quintile, much greater than the S&P 500’s 20% weight, and a weight of 5% to 10% in the lowest yielding quintile.This bias toward yield contributed to the equity portfolio’s performance for the period.

A market trend that is positive for the equity portfolio is increasing dividends. Dividends paid by companies in the S&P 500 year to date are approximately 10% higher than in the first half of 2010, but the payout ratio (dividends as a percentage of net income) is still less than 30%. Many companies now have seen a couple of years of very strong profit growth, and dividends are just beginning to catch up as companies raise dividends, in many cases admittedly restoring past dividend payments.TS&W believes that more dividend increases are likely as earnings continue to improve.

It is interesting to note what had been a considerable degree of convergence in the style benchmarks, based on the Russell 1000 Growth Index (the “Growth Benchmark”) and the Russell 1000 Value Index (the “Value Benchmark”) is now much smaller than in the past. For example, in the most recent reconstitution of the indexes, the health care sector, traditionally a very growth-oriented sector, now has a higher weight in theValue Benchmark than in the Growth Benchmark. Conversely, energy, once regarded as a basic value industry, now has a roughly equal weight in the Growth andValue Benchmarks.The result is a higher correlation of returns betweenValue and Growth Benchmarks over recent periods and is a pattern TS&W expects will continue.

Semiannual Report l June 30, 2011 l 7

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

The bond market, like the stock market, was generally strong, with the best performance in the first few weeks of the year. Riskier securities delivered the best performance. Return of the HighYield Index, was 4.93%.The Barclays U.S.Aggregate Index, which measures performance of the U.S. investment grade taxable bond market, returned 2.72% for the same period, and return of the Barclays U.S.Treasury Index was 2.22% for the six months ended June 30, 2011.

Please describe how equity and high-yield securities are selected for the Fund.

TS&W’s investment process is value-driven and team-oriented. On the equity side, a proprietary quantitative valuation model is applied to more than 400 stocks.This directs TS&W’s review process toward companies believed to have the highest expected return potential over a multi-year period.TS&W’s in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed.TS&W’s fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

How did the equity portfolio perform over this period, and what were the main determinants of this performance?

The equity portfolio, including some perpetual preferreds, had a return of approximately 5.34% (excluding the effect of leverage) for the six months ended June 30, 2011.This was slightly less than the equity portfolio’s equity benchmarks, theValue Benchmark, which returned 5.92%, and the S&P 500, which returned 6.01%.

It was really in the first six weeks of the period, the strongest time for the market as a whole, that the equity portfolio underper-formed.This is not surprising, since the equity portfolio generally maintains a beta, a measure of sensitivity to broad market trends, of less than 1.00. Since the Fund’s inception, the equity portfolio’s beta has generally been maintained at .8 to .85, meaning that it could be expected to participate in 80% to 85% of the market’s movements, either up or down. In a strong market, a beta of less than 1.00 means that the portfolio would likely move up less than the market.

The yield of the equity portion of the portfolio is approximately 3.34% as of June 30, 2011, compared with a yield of 1.81% for the S&P 500. Since inception, the equity portfolio has generally had a 95% to 100% yield premium over the S&P 500.

The equity portfolio’s performance benefited from sector selection, particularly an underweight relative to the S&P 500 in health care.As mentioned above, the health care sector now has a higher weight in theValue Benchmark than in the Growth Benchmark.This reflects the fact that the large pharmaceutical companies, which are the largest capitalization health care companies, are really not experiencing much growth.

Also positive for performance was an underweight relative to the S&P 500 in technology, a sector that did not perform particularly well.This positioning does not necessarily reflect TS&W’s view of the technology sector, which is generally positive, based on the extraordinarily strong balance sheets, tremendous cash flow and good growth prospects possessed by several of the largest technology companies.Technology currently has a weight of approximately 18% in the S&P 500 and approximately 5% in the Value Benchmark; the weight of the equity portfolio in technology is between these two benchmarks at approximately 13.5%. TS&W believes that the strong cash positions of some of the largest technology companies, such as Microsoft Corp. and Intel Corp. (0.9% and 1.0%, respectively, of total investments), make it likely that these companies may soon begin aggressively increasing their dividends.

The equity portfolio’s performance benefited from strong stock selection in the industrials, utilities and financials sectors.The strongest contributor to performance was Pfizer, Inc. (0.9% of total investments), a global pharmaceutical company that was up more than 20% during the period.This position has been reduced somewhat, with some funds moved into other health care companies.

Also positive was a position in ITT Corp. (0.5% of total investments), a diversified company that in early 2011 announced plans to split into three separate companies. Other important contributors to performance were two large pharmaceutical companies, Bristol-Myers Squibb Co. and Eli Lilly & Co. (1.0% and 0.9%, respectively, of total investments); two big oil companies, Chevron Corp. and Royal Dutch Shell, PLC (0.9% and 1.1%, respectively, of total investments);AT&T, Inc., a provider of telecommunications services (1.2% of total investments);Total SA, an

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TYW lTS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

international oil and gas company (0.8% of total investments); Symantec Corp., a technology company that provides security, storage, and systems management solutions (0.3% of total investments); and Siemens AG, a diversified German industrial company (0.5% of total investments). It is no accident that the top contributors come from several different industry sectors; while sector biases may result in concentration of top performers in certain industry groups,TS&W prefers to see good diversification among the best performing holdings.

The greatest detractor from performance was retailer Target Corp. (0.8% of total investments), which is finally seeing some strong sales trends, but not in time to produce good stock performance for this period.Another negative was a position in Cisco Systems, Inc. (0.2% of total investments), which designs, manufactures, and sells Internet protocol-based networking and other products.This position has been reduced, despite the impressive level of cash on the company’s balance sheet, in the belief that other technology companies may have better growth prospects.

Other negatives were several names in the financial sector, the only one of the ten sectors into which the S&P 500 is divided that had a negative return for the six-month period ended June 30, 2011.These detractors include two big banking names, Goldman Sachs Group, Inc. (common stock 0.4%, bonds 0.1% of total investments) and Citigroup, Inc. (0.8% of total investments).

How did the portfolio’s high-yield bonds and preferred stocks perform?

As the high-yield bond market continued to perform well, this portion of the Fund’s portfolio (the “high yield portfolio”) had a return of 4.76% (excluding the effect of leverage) in the first half of 2011. Since the high yield portfolio includes both high yield bonds and preferred stock, a blended benchmark which is 67% the HighYield Index and 33% the Preferred Index is helpful in evaluating performance.The Preferred Index returned 5.41% for the six-month period, and the return of the blended benchmark was 5.09%.

In the high yield market, there were no sectors that stood out as particularly strong or weak performers.The high yield portfolio’s performance benefited from an overweight in the energy sector and also from positions in several REIT (real estate investment trust) preferreds.

Also positive was a position in bonds of retailer Macy’s, Inc., a company whose stock is also held in the portfolio (common stock 0.3%, bonds 0.4% of total investments). Macy’s bonds were upgraded to investment grade by Moody’s, one of the two major rating agencies; if the bonds are also upgraded by S&P, which is a definite possibility, that could attract a new class of investors, providing a major boost to return.

An underweight relative to the benchmark in the finance sector detracted from performance, as lower quality finance-oriented companies performed well.

What is the outlook for the equity and high-yield markets in the months ahead, and what is the portfolio’s strategy for that outlook?

Among the most positive trends for the equity portfolio are recent dividend increases. In many cases, companies are just restoring dividends that were cut during the recession of 2008 and 2009, but the increases also reflect cash balances that companies have been able to build over the past two years. Based on forecasts of 2011 earnings for the S&P 500, the current payout level is low relative to history, and that bodes well for further increases during 2011.

Among high yield issuers, balance sheets are generally healthy and that is positive for future performance.With yields on U.S. Treasury securities still near historic lows, investors are likely to look to high yield securities for income.

With a slowly improving economy and the prospect of dividend increases and the ability of companies to refinance their balance sheets as needed, conditions are generally positive for the high yield and equity portfolios, and TS&W believes it is well positioned to take advantage of these conditions.

Semiannual Report l June 30, 2011 l 9

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

Barclays Capital U.S. Municipal Long Bond Index is a rules-based, market-value-weighted index engineered for the long-term (22+ years) tax-exempt bond market.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks.The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Merrill Lynch HighYield Master II Index is a commonly used benchmark index for high yield corporate bonds and is a measure of the broad high yield market.

The Merrill Lynch Fixed Rate Preferred Securities Index is designed to replicate the total return of a diversified group of investment-grade preferred securities.The Index is rebalanced on a monthly basis.

Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Barclays U.S.Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated.The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

TYW Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Municipal Securities Market Risk. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund’s portfolio arising from these or other factors will cause changes in the Fund’s net asset value per share.

Income and Interest Rate Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund’s investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks. Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund’s net assets) will decline in value because of changes in interest rates.

Lower Grade Securities. Investment in fixed income securities of below-investment grade quality (commonly known as“Junk bonds”) involves substantial risk of loss.They are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies.The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities.

10 l Semiannual Report l June 30, 2011

TYW lTS&W/Claymore Tax-Advantaged Balanced Fund l Questions & Answers continued

Common Stock Risk.The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets.

State Concentration Risk. To the extent the Fund concentrates its investments inTexas municipal bonds, the Fund may be significantly impacted by political, economic, or regulatory developments that affect issuers in Texas and their ability to pay principal and interest on their obligations. The information below was obtained from publicly available official documents and statements and has not been independently verified by the Fund. Recent broad-based market declines and volatility may have a significant adverse effect on theTexas economy.To the extent that industries which account for significant portions of the Texas economy are affected to a greater extent than the broader market, theTexas economy may be more adversely affected. As a result, recent market and economic developments may adversely affect municipal securities of Texas issuers. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AMPS Risk. There also risks associated with investing in Auction Market Preferred Shares or AMPS, the Fund’s vehicle for leverage. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances.The AMPS will not be listed on an exchange.You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers.These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed; and the taxpayers should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Securities Risk.These securities are inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. They may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Taxable Debt Securities.The value of debt securities, including corporate debt securities, can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

High Yield Risk: Closed-End Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the fund’s ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the fund may lose its entire investment.

In addition to the risks described above, the Fund is also subject to: Investment Risk, Common Share Market Risk, Tax Risk, Credit Risk, Geographical and Sector Risk, Interest Rate and Hedging Transactions Risk, Value Investing Risk, Illiquid Investments Risk, Foreign Securities Risk, Small- and Medium-Sized Company Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover, and Current Developments. Please see www.guggenheimfunds.com/tyw for a more detailed discussion about Fund risks and considerations.

Semiannual Report l June 30, 2011 l 11

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund
Fund Summary l As of June 30, 2011 (unaudited)

Fund Statistics
Share Price	$11.37
Common Share Net Asset Value	$11.88
Premium/(Discount) to NAV	-4.29%
Net Asset Applicable to Common Shareholders ($000)	$183,051

Total Returns
(Inception 4/28/04)	Market	NAV
Six Months	11.71%	6.46%
One Year	28.11%	20.36%
Three Year - average annual	9.94%	5.11%
Five Year - average annual	4.53%	2.07%
Since Inception - average annual	4.04%	4.55%

Top Ten Holdings	% of Total
Municipal Portfolio	Long-Term Investments
Hudson County Improvement Authority, New Jersey,
County-Guaranteed Solid Waste System Revenue
Refunding Bonds, Series 2010A, Aa3, 6.00%, 01/01/2040	4.4%
State of California, Various Purpose General Obligation Bonds,
(Prerefunded @ 04/01/2014), AAA, 5.25%, 04/01/2027	2.9%
Birmingham Special Care Facilities Financing Authority,
Health Care Facilities Revenue, (Assured Gty), AA+,
6.00%, 06/01/2039	2.7%
Detroit Michigan Sewer Disposal Revenue, Rols RR II R 11841-1
(Underlying obligor: Detroit Michigan Sewer Disposal),
(AGM), AA+, 14.35%. 07/01/2017	2.5%
Rhode Island State Health & Educational Building Corp.
Revenue, Hospital Financing Lifespan Obligation, Series A
(Underlying Obligor: Rhode Island State Health and
Education Building Corp.), (Assured Gty), AA+, 13.33%,
05/15/2017	2.5%
Georgia State Road and Tollway Authority, State of Georgia,
Guaranteed Revenue Refunding Bonds, Series 2011A,
AAA, 5.00%, 03/01/2016	2.1%
Detroit Michigan Sewer Disposal Revenue, Refunding-Senior
Lien, Series C-1-RMKT, (AGM), AA+, 7.00%, 07/01/2027	2.1%
Louisiana State Citizens Property Insurance Corp. Assessment
Revenue Series C-2-RMKT, (Assured Gty), AA+, 6.75%,
06/01/2026	2.0%
North Texas Tollway Authority, System Revenue Refunding
Bonds, First Tier Current Interest Bonds, Series 2008A,
(BHAC), AA+, 5.75%, 01/01/2040	1.9%
Detroit Michigan Water Supply System Revenue, Refunding-
Senior Lien, Series C-RMKT, (BHAC), AA+, 5.75%, 07/01/2026	1.9%

Top Ten Holdings	% of Total
Equity and Income Portfolio	Long-Term Investments
AT&T, Inc.	1.3%
MetLife, Inc.	1.2%
Royal Dutch Shell PLC, Class B, ADR (United Kingdom)	1.2%
JPMorgan Chase & Co.	1.1%
Intel Corp.	1.1%
Bristol-Myers Squibb Co.	1.1%
Travelers Cos., Inc.	1.1%
General Electric Co.	1.0%
Eli Lilly & Co.	1.0%
Microsoft Corp.	1.0%

Securities and holdings are subject to change daily. For more current information, please visit www.guggenheimfunds.com/tyw.The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Total
Top Ten Sectors	Long-Term Investments
Health Care	12.0%
General Obligation	10.8%
Water & Sewer	9.3%
Special Tax	6.5%
Oil & Gas	5.6%
Telecommunications	5.2%
Pharmaceuticals	5.1%
Diversified Financial Services	4.9%
Insurance	4.4%
School Districts	3.3%

12 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l
Portfolio of Investments l June 30, 2011 (unaudited)

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 149.5%
	Municipal Bonds – 78.1%
	Alabama – 4.1%
$ 7,000,000	Birmingham Special Care Facilities Financing Authority, Health Care Facilities Revenue, (Assured Gty)	AA+	6.00%	06/01/2039	06/01/19 @ 100	$ 7,441,560
	Arizona – 1.7%
3,000,000	Glendale Western Loop 101, Public Facilities Corp., Third Lien Excise Tax Revenue, Series A	AA	7.00%	07/01/2033	01/01/14 @ 100	3,152,460
	California – 9.9%
4,395,000	Alhambra Certificates of Participation, Police Facilities 91-1-RMK, (AMBAC)	NR	6.75%	09/01/2023	N/A	5,063,611
2,000,000	California Statewide Communities Development Authority, American Baptist Homes West	BBB	6.25%	10/01/2039	10/01/19 @ 100	1,968,480
3,000,000	Community Redevelopment Agency of the City of Santa Ana, Tax Allocation Bonds, Merged Project Area,
	2011, Series A	A	6.75%	09/01/2028	03/01/21 @ 100	3,157,320
7,000,000	State of California, Various Purpose General Obligation Bonds, (Prerefunded @ 04/01/2014)(a)	AAA	5.25%	04/01/2027	04/01/14 @ 100	7,890,330
						18,079,741
	Connecticut – 0.5%
1,000,000	Connecticut State Health and Educational Facilities Authority Revenue Bonds, Western Connecticut Health
	Network Issue, Series M	A	5.38%	07/01/2041	07/01/21 @ 100	990,440
	Georgia – 3.2%
5,000,000	Georgia State Road and Tollway Authority, State of Georgia, Guaranteed Revenue Refunding Bonds,
	Series 2011A	AAA	5.00%	03/01/2016	N/A	5,831,500
	Illinois – 2.6%
2,500,000	Chicago O’Hare International Airport, General Airport Third Lien Revenue Bonds, Series 2011A	A-	5.75%	01/01/2039	01/01/21 @ 100	2,573,725
2,000,000	Will County, Illinois, Township High School District Number 204, General Obligation Limited School Bonds,
	Series 2011A	AA	6.25%	01/01/2031	01/01/21 @ 100	2,171,520
						4,745,245
	Louisiana – 3.1%
4,980,000	Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2-RMKT, (Assured Gty)	AA+	6.75%	06/01/2026	06/01/18 @ 100	5,597,171
	Massachusetts – 2.8%
2,500,000	Massachusetts Development Finance Agency Revenue Bonds, Tufts Medical Center Issue, 2011, Series I	BBB	6.88%	01/01/2041	01/01/21 @ 100	2,553,250
2,500,000	Metropolitan Boston Transit Parking Corp., Systemwide Senior Lien Parking Revenue Bonds, Series 2011	A+	5.25%	07/01/2036	07/01/21 @ 100	2,542,825
						5,096,075
	Michigan – 14.6%
5,000,000	Detroit Michigan Sewer Disposal Revenue, Refunding-Senior Lien, Series C-1-RMKT, (AGM)	AA+	7.00%	07/01/2027	07/01/19 @ 100	5,821,300
5,150,000	Detroit Michigan Sewer Disposal Revenue, Rols RR II R 11841-1 (Underlying obligor: Detroit Michigan
	Sewer Disposal), (AGM)(b)	AA+	14.35%	07/01/2017	N/A	6,890,494
5,000,000	Detroit Michigan Water Supply System Revenue, Refunding-Senior Lien, Series C-RMKT, (BHAC)	AA+	5.75%	07/01/2026	07/01/18 @ 100	5,255,400
3,405,000	Detroit Michigan Water Supply System Revenue, Rols RR II R 11898-1 (Underlying obligor: Detroit
	Michigan Water Supply System), Series 2006B, (AGM)(b)	AA+	13.32%	07/01/2017	N/A	4,374,880
2,000,000	Michigan Finance Authority Educational Facility Revenue, Senior Lien, St. Catherine Siena, Series A	NR	8.50%	10/01/2045	10/01/19 @ 100	2,128,620
2,500,000	Michigan Public Educational Facilities Authority Revenue, Refunding-Limited,
	Obligation-Landmark Academy	BBB-	7.00%	12/01/2039	06/01/20 @ 100	2,304,425
						26,775,119
	New Jersey – 9.0%
11,020,000	Hudson County Improvement Authority, New Jersey, County-Guaranteed Solid Waste System Revenue
	Refunding Bonds, Series 2010A	Aa3	6.00%	01/01/2040	01/01/20 @ 100	11,902,371
4,150,000	Newark Housing Authority Revenue, South Ward Police Facility, (Assured Gty)	Aa3	6.75%	12/01/2038	12/01/19 @ 100	4,674,270
						16,576,641

See notes to financial statements.

Semiannual Report l June 30, 2011 l 13

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	New York – 12.2%
$ 3,000,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution
	Revenue Bonds, Fiscal 2011, Series HH	AA+	5.00%	06/15/2032	06/15/21 @ 100	$ 3,131,520
2,000,000	New York Liberty Development Corp. Revenue, Refunding Bonds – 2nd Priority – Bank of America	BBB-	6.38%	07/15/2049	01/15/20 @ 100	2,050,820
4,500,000	New York State Dormitory Authority Revenue, Health, Hospital & Nursing Home Improvements, (FHA)	AAA	6.25%	08/15/2034	08/15/19 @ 100	5,119,290
2,500,000	New York State Dormitory Authority Revenue, Health, Hospital & Nursing Home Improvements, (FHA)	AAA	6.00%	08/15/2038	08/15/19 @ 100	2,783,275
1,000,000	New York State Dormitory Authority Revenue, The Bronx-Lebanon Hospital Center	Aa2	6.50%	08/15/2030	02/15/19 @ 100	1,103,390
2,500,000	New York State Dormitory Authority, Lease Revenue Bonds, Series 2011A	Aa2	5.00%	07/01/2041	07/01/21 @ 100	2,539,350
1,330,000	New York State Dormitory Authority, Secured Hospital Revenue Refunding Bonds, New York Downtown
	Hospital, Series 2011	AA-	5.00%	02/15/2022	02/15/21 @ 100	1,438,648
4,000,000	Port Authority of New York & New Jersey, Special Obligation Revenue JFK International Airport Terminal	BBB-	6.50%	12/01/2028	12/01/15 @ 100	4,209,680
						22,375,973
	Pennsylvania – 1.7%
3,035,000	Chambersburg Area School District, General Obligation Bonds, Series 2011	Aa2	5.25%	02/01/2037	08/01/18 @ 100	3,103,288
	Puerto Rico – 0.5%
1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing
	Authority, Hospital Revenue and Refunding Bonds, Series 2011A	A-	6.00%	07/01/2033	07/01/21 @ 100	991,560
	Rhode Island – 4.0%
500,000	Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing Lifespan Obligation	A-	6.38%	08/15/2021	08/15/12 @ 100	510,335
5,500,000	Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing Lifespan Obligation,
	Series A (Underlying Obligor: Rhode Island State Health and Education Building Corp.), (Assured Gty)(b)	AA+	13.33%	05/15/2017	N/A	6,830,120
						7,340,455
	Texas – 6.7%
1,890,000	Eanes Independent School District, Unlimited Tax School Building and Refunding Bonds,
	Series 2011, (PSF)	AAA	5.00%	08/01/2029	08/01/20 @ 100	2,044,715
1,485,000	Eanes Independent School District, Unlimited Tax School Building and Refunding Bonds,
	Series 2011, (PSF)	AAA	5.00%	08/01/2030	08/01/20 @ 100	1,595,974
3,000,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A	AA	6.00%	09/01/2041	09/01/21 @ 100	3,324,990
5,000,000	North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier Current Interest Bonds,
	Series 2008A, (BHAC)	AA+	5.75%	01/01/2040	01/01/18 @ 100	5,262,650
						12,228,329
	Wisconsin – 1.5%
1,930,000	Wisconsin State Health & Educational Facilities Authority Revenue, Aurora Health Care, Series A	A3	5.60%	02/15/2029	08/08/11 @ 100	1,930,058
750,000	Wisconsin State Health & Educational Facilities Authority Revenue, Blood Center Southeastern Project	A-	5.75%	06/01/2034	06/01/14 @ 100	758,175
						2,688,233
	Total Municipal Bonds – 78.1%
	(Cost $139,197,848)					143,013,790
	Corporate Bonds – 16.4%
	Aerospace & Defense – 0.5%
500,000	Kratos Defense and Security Solutions, Inc.(c)	B+	10.00%	06/01/2017	06/01/14 @ 105	527,500
350,000	Triumph Group, Inc.	B+	8.00%	11/15/2017	11/15/13 @ 104	368,375
						895,875
	Airlines – 0.3%
600,000	Air Canada (Canada)(c)	B+	9.25%	08/01/2015	08/01/12 @ 107	614,250
	Auto Manufacturers – 0.6%
1,000,000	Oshkosh Corp.	BB	8.25%	03/01/2017	03/01/14 @ 104	1,072,500

See notes to financial statements.

14 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Auto Parts & Equipment – 1.1%
$ 525,000	Cooper Tire & Rubber Co.	BB-	8.00%	12/15/2019	N/A	$ 551,250
1,300,000	Goodyear Tire & Rubber Co.	B+	8.25%	08/15/2020	08/15/15 @ 104	1,404,000
						1,955,250
	Chemicals – 0.4%
700,000	NewMarket Corp.	BB+	7.13%	12/15/2016	12/15/11 @ 104	729,750
	Commercial Services – 0.0%
60,000	Hertz Corp.	B-	8.88%	01/01/2014	01/01/12 @ 100	61,500
	Computers – 0.3%
425,000	Unisys Corp.	BB-	12.50%	01/15/2016	01/15/12 @ 106	465,375
	Diversified Financial Services – 0.7%
780,000	Capital One Capital V	BB	10.25%	08/15/2039	N/A	826,800
500,000	Goldman Sachs Capital II(d) (e)	BBB-	5.79%	06/01/2049	06/01/12 @ 100	400,000
						1,226,800
	Electric – 0.6%
1,105,000	NRG Energy, Inc.	BB-	8.50%	06/15/2019	06/15/14 @ 104	1,143,675
	Entertainment – 1.0%
700,000	Penn National Gaming, Inc.	BB-	8.75%	08/15/2019	08/15/14 @ 104	761,250
975,000	Regal Entertainment Group	B-	9.13%	08/15/2018	08/15/14 @ 105	1,009,125
						1,770,375
	Food – 0.4%
665,000	Dean Foods Co.	B-	7.00%	06/01/2016	N/A	658,350
	Health Care Services – 0.7%
1,200,000	Community Health Systems, Inc.	B	8.88%	07/15/2015	07/15/12 @ 102	1,236,000
	Household Products & Housewares – 0.1%
185,000	Jarden Corp.	B	7.50%	01/15/2020	01/15/15 @ 104	192,400
	Housewares – 0.4%
719,000	Libbey Glass, Inc.	B	10.00%	02/15/2015	08/15/12 @ 105	780,115
	Insurance – 0.6%
500,000	Genworth Financial, Inc.(d)	BB+	6.15%	11/15/2066	11/15/16 @ 100	363,750
700,000	HUB International Holdings, Inc.(c)	CCC+	10.25%	06/15/2015	06/15/12 @ 103	712,250
						1,076,000
	Internet – 0.3%
500,000	NetFlix, Inc.	BB+	8.50%	11/15/2017	11/15/13 @ 104	561,250
	Iron & Steel – 0.7%
650,000	AK Steel Corp.	BB	7.63%	05/15/2020	05/15/15 @ 104	666,250
350,000	Allegheny Technologies, Inc.	BBB-	9.38%	06/01/2019	N/A	443,471
250,000	Steel Dynamics, Inc.	BB+	7.75%	04/15/2016	04/15/12 @ 104	262,500
						1,372,221
	Oil & Gas – 1.9%
1,115,000	Bill Barrett Corp.	BB-	9.88%	07/15/2016	07/15/13 @ 105	1,248,800
650,000	EXCO Resources, Inc.	B	7.50%	09/15/2018	09/15/14 @ 104	632,125
500,000	McMoRan Exploration Co.	B	11.88%	11/15/2014	11/15/11 @ 106	540,000
500,000	Stone Energy Corp.	B	8.63%	02/01/2017	02/01/14 @ 104	515,000
600,000	Venoco, Inc.(c)	B	8.88%	02/15/2019	02/15/15 @ 104	600,000
						3,535,925
	Packaging & Containers – 0.4%
600,000	Greif, Inc.	BB+	7.75%	08/01/2019	N/A	648,000

See notes to financial statements.

Semiannual Report l June 30, 2011 l 15

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Real Estate – 0.3%
$ 525,000	CB Richard Ellis Services, Inc.	B+	11.63%	06/15/2017	06/15/13 @ 106	$ 608,344
	Retail – 1.8%
238,000	Dillard’s, Inc.	BB-	7.75%	05/15/2027	N/A	228,480
700,000	Dillard’s, Inc.	BB-	7.13%	08/01/2018	N/A	714,000
1,290,000	Foot Locker, Inc.	BB-	8.50%	01/15/2022	N/A	1,314,188
900,000	Macy’s Retail Holdings, Inc.	BBB-	7.60%	06/01/2025	N/A	1,086,065
						3,342,733
	Semiconductors – 0.6%
1,100,000	Advanced Micro Devices, Inc.	B+	7.75%	08/01/2020	08/01/15 @ 104	1,133,000
	Telecommunications – 1.6%
375,000	Cincinnati Bell, Inc.	B	8.38%	10/15/2020	10/15/15 @ 104	374,062
500,000	CommScope, Inc.(c)	B	8.25%	01/15/2019	01/15/15 @ 104	515,000
408,000	Crown Castle International Corp.	B-	9.00%	01/15/2015	01/15/13 @ 106	442,680
400,000	Frontier Communications Corp.	BB	8.50%	04/15/2020	N/A	436,000
1,000,000	NII Capital Corp.	B+	10.00%	08/15/2016	08/15/13 @ 105	1,160,000
						2,927,742
	Transportation – 0.8%
500,000	Kansas City Southern Railway	BB	8.00%	06/01/2015	06/01/12 @ 104	536,250
850,000	Overseas Shipholding Group, Inc.	B	8.75%	12/01/2013	N/A	871,250
						1,407,500
	Trucking & Leasing – 0.3%
450,000	Aircastle Ltd. (Bermuda)	BB+	9.75%	08/01/2018	08/01/14 @ 105	496,125
	Total Corporate Bonds – 16.4%
	(Cost $29,125,176)					29,911,055
Number
of Shares	Description					Value
	Common Stocks – 48.8%
	Aerospace & Defense – 1.0%
30,000	Rockwell Collins, Inc.					1,850,700
	Agriculture – 0.5%
25,000	Reynolds American, Inc.					926,250
	Banks – 4.4%
60,000	Citigroup, Inc.					2,498,400
10,000	Goldman Sachs Group, Inc.					1,330,900
75,000	JPMorgan Chase & Co.					3,070,500
37,500	Wells Fargo & Co.					1,052,250
						7,952,050
	Commercial Services – 0.8%
10,000	Global Payments, Inc.					510,000
50,000	RR Donnelley & Sons Co.					980,500
						1,490,500
	Computers – 0.6%
25,000	SanDisk Corp.(f)					1,037,500
	Electric – 2.1%
25,000	Dominion Resources, Inc.					1,206,750
75,000	Pepco Holdings, Inc.					1,472,250
30,000	SCANA Corp.					1,181,100
						3,860,100

See notes to financial statements.

16 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Electronics – 0.6%
50,000	Jabil Circuit, Inc.	$ 1,010,000
	Food – 1.2%
25,000	Kraft Foods, Inc., Class A	880,750
40,000	Unilever NV, NY Registered Shares (Netherlands)	1,314,000
		2,194,750
	Household Products & Housewares – 1.3%
35,000	Kimberly-Clark Corp.	2,329,600
	Industrial – 0.4%
25,000	Republic Services, Inc.	771,250
	Insurance – 4.1%
50,000	Hartford Financial Services Group, Inc.	1,318,500
75,000	MetLife, Inc.	3,290,250
50,000	Travelers Cos., Inc.	2,919,000
		7,527,750
	Internet – 0.5%
50,000	Symantec Corp.(f)	986,000
	Mining – 0.2%
8,000	Freeport-McMoRan Copper & Gold, Inc.	423,200
	Miscellaneous Manufacturing – 4.0%
150,000	General Electric Co.	2,829,000
25,000	ITT Corp.	1,473,250
17,500	Parker Hannifin Corp.	1,570,450
10,000	Siemens AG, ADR (Germany)	1,375,300
		7,248,000
	Oil & Gas – 6.4%
25,000	Chevron Corp.	2,571,000
16,000	ConocoPhillips	1,203,040
6,500	Devon Energy Corp.	512,265
22,500	Exxon Mobil Corp.	1,831,050
45,719	Royal Dutch Shell PLC, Class B, ADR (United Kingdom)	3,280,338
41,000	Total SA (France)	2,371,440
		11,769,133
	Pharmaceuticals – 7.6%
50,000	Abbott Laboratories	2,631,000
105,000	Bristol-Myers Squibb Co.	3,040,800
75,000	Eli Lilly & Co.	2,814,750
75,000	Merck & Co., Inc.	2,646,750
135,000	Pfizer, Inc.	2,781,000
		13,914,300
	Pipelines – 0.5%
32,500	Spectra Energy Corp.	890,825
	Retail – 1.9%
27,500	Macy’s, Inc.	804,100
50,000	Target Corp.	2,345,500
7,500	TJX Cos., Inc.	393,975
		3,543,575

See notes to financial statements.

Semiannual Report l June 30, 2011 l 17

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	(S&P)*	Coupon	Value
	Semiconductors – 2.7%
137,500	Intel Corp.			$ 3,047,000
50,000	Xilinx, Inc.			1,823,500
				4,870,500
	Software – 1.8%
40,000	Activision Blizzard, Inc.			467,200
107,500	Microsoft Corp.			2,795,000
				3,262,200
	Telecommunications – 6.2%
115,000	AT&T, Inc.			3,612,150
42,500	BCE, Inc. (Canada)			1,669,825
35,000	Cisco Systems, Inc.			546,350
100,000	Corning, Inc.			1,815,000
60,000	Verizon Communications, Inc.			2,233,800
57,500	Vodafone Group PLC, ADR (United Kingdom)			1,536,400
				11,413,525
	Total Common Stocks – 48.8%
	(Cost $80,427,936)			89,271,708
	Preferred Stocks – 6.2%
	Banks – 1.0%
25,000	Barclays Bank PLC, Series 5 (United Kingdom)	A-	8.13%	658,500
23,060	BB&T Capital Trust VI	BBB	9.60%	620,083
18,800	HSBC Holdings PLC, Series 2 (United Kingdom)	A-	8.00%	511,172
				1,789,755
	Diversified Financial Services – 1.4%
7,500	Ameriprise Financial, Inc.	A	7.75%	205,800
56,000	Bank of America Corp., Series 8	BB+	8.63%	1,475,600
60,000	RBS Capital Funding Trust VII, Series G	C	6.08%	885,000
				2,566,400
	Electric – 0.3%
20,000	Dominion Resources, Inc., Series A	BBB	8.38%	572,200
	Insurance – 1.9%
64,505	Allianz SE (Germany)	A+	8.38%	1,689,225
37,300	Aspen Insurance Holdings Ltd. (Bermuda)(d)	BBB-	7.40%	931,008
33,200	ING Groep NV (Netherlands)	BBB-	7.38%	820,040
				3,440,273
	Real Estate Investment Trusts – 1.6%
15,480	Apartment Investment & Management Co., Series T	B+	8.00%	391,644
19,000	Brandywine Realty Trust, Series C	BB-	7.50%	478,420
11,000	Capital Automotive REIT, Series A	NR	7.50%	202,813
10,000	CBL & Associates Properties, Inc., Series C	NR	7.75%	250,700
13,000	Kimco Realty Corp., Series G	BBB-	7.75%	338,780
12,000	PS Business Parks, Inc., Series H	BBB-	7.00%	301,200
12,500	PS Business Parks, Inc., Series R	BBB-	6.88%	316,500
15,200	Regency Centers Corp., Series D	BB+	7.25%	381,520
15,000	Vornado Realty Trust, Series E	BBB-	7.00%	389,700
				3,051,277

See notes to financial statements.

18 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments (unaudited) continued

	Description					Value
	Total Preferred Stocks – 6.2%
	(Cost $11,697,794)					$ 11,419,905
	Total Long-Term Investments – 149.5%
	(Cost $260,448,754)					273,616,458
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Short-Term Investments – 12.4%
	Short Term Municipal Bonds – 12.4%
	California – 0.1%
$ 200,000	State of California, Economic Recovery Bonds, C4-RMKT(g)	A-1+	0.02%	07/01/2023	07/07/11 @ 100	200,000
	Illinois – 3.9%
7,050,000	Chicago Board of Education, Unlimited Tax General Obligation Refunding Bonds, Series 2010A(g)	A-1+	0.04%	03/01/2035	07/07/11 @ 100	7,050,000
	Missouri – 6.7%
8,030,000	Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation, Series A(g)	A-1+	0.03%	12/01/2033	07/07/11 @ 100	8,030,000
4,300,000	Missouri State Health and Educational Facilities, Variable Rate Demand, Health Facilities Revenue Bonds,
	Series 2005B(g)	A-1+	0.03%	05/15/2034	07/07/11 @ 100	4,300,000
						12,330,000
	Ohio – 1.7%
3,100,000	County of Cuyahoga Revenue, Cleveland Clinic Health System Obligated Group, Series 2004B(g)	A-1+	0.02%	01/01/2039	07/07/11 @ 100	3,100,000
	Total Short Term Municipal Bonds – 12.4%
	(Cost $22,680,000)					22,680,000
	Total Investments – 161.9%
	(Cost $283,128,754)					296,296,458
	Liabilities in excess of Other Assets – (4.5%)					(8,245,485)
	Preferred Shares, at redemption value – (-57.4% of Net Assets Applicable to Common Shareholders or -35.4% of Total Investments)					(105,000,000)
	Net Assets Applicable to Common Shareholders – 100.0%					$ 183,050,973

ADR – American Depositary Receipt
AG – Stock Corporation
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
Assured GTY – Insured by Assured Guaranty Corporation
BHAC – Insured by Berkshire Hathaway Assurance Corporation
FHA – Guaranteed by Federal Housing Administration
N/A – Not Available
NV – Publicly Traded Company
PLC – Public Limited Company
PSF – Guaranteed by Texas Permanent School Fund
SA – Corporation
SE – Stock Corporation

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for secu- rities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

See notes to financial statements.

Semiannual Report l June 30, 2011 l 19

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments (unaudited) continued

(a)
The bond is prerefunded. U. S. government or U. S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(b)	Inverse floating rate investment. Interest rate shown is that in effect at June 30, 2011.
(c)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011 these securities amounted to $2,969,000, which represents 1.6% of net assets applicable to common shares.

(d)	Floating or variable rate coupon. The rate shown is as of June 30, 2011.
(e)	Security is a hybrid bond that will convert to a preferred stock on the first call date.
(f)	Non-income producing security.
(g)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is that earned by the fund as of June 30, 2011.

See notes to financial statements.

20 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Assets and Liabilities l June 30, 2011 (unaudited)

Assets
Investments in securities, at value (cost $283,128,754)	$296,296,458
Interest receivable	3,227,971
Receivable for securities sold	1,673,046
Dividends receivable	293,593
Cash	43,090
Tax claim receivable	4,794
Other assets	13,879
Total assets	301,552,831
Liabilities
Payable for securities purchased	13,140,016
Advisory fee payable	165,583
Dividends payable - preferred shares	8,727
Administration fee payable	5,964
Accrued expenses	181,568
Total liabilities	13,501,858
Preferred Shares, at Redemption Value
$.01 par value per share; 4,200 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	105,000,000
Net Assets Applicable to Common Shareholders	$183,050,973
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000 shares issued and outstanding	$154,070
Additional paid-in capital	216,846,103
Accumulated net realized loss on investments and swaps	(45,580,562)
Net unrealized appreciation on investments	13,167,704
Accumulated distributions in excess of net investment income	(1,536,342)
Net Assets Applicable to Common Shareholders	$183,050,973
Net Asset Value Applicable to Common Shareholders (based on 15,407,000 common shares outstanding)	$11.88

See notes to financial statements.

Semiannual Report l June 30, 2011 l 21

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Operations l For the six months ended June 30, 2011 (unaudited)

Investment Income
Interest	$5,042,889
Dividends (net of foreign withholding taxes of $28,727)	1,890,373
Total income		$6,933,262
Expenses
Advisory fee	996,357
Professional fees	126,166
Preferred share maintenance	84,988
Trustees’fees and expenses	75,210
Fund accounting	43,467
Administration fee	35,906
Printing expenses	30,614
Miscellaneous	28,985
Custodian fee	28,599
NYSE listing fee	10,498
Transfer agent fee	9,269
Insurance	7,098
Interest expense on floating rate note obligations	9,574
Total expenses		1,486,731
Net investment income		5,446,531
Realized and Unrealized Gain on Investments
Net realized gain on investments		4,682,867
Net change in unrealized appreciation on investments		1,995,517
Net realized and unrealized gain on investments		6,678,384
Distributions to Preferred Shareholders from
Net investment income		(778,823)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$11,346,092

See notes to financial statements.

22 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Changes in Net Assets
Applicable to Common Shareholdersl

	For the
	Six Months Ended	For the
	June 30, 2011	Year Ended
	(unaudited)	December 31, 2010
Increase in Net Assets Applicable to Common Shareholders
Resulting from Operations
Net investment income	$5,446,531	$11,006,661
Net realized gain on investments	4,682,867	2,782,369
Net change in unrealized appreciation on investments	1,995,517	7,723,719
Distributions to Preferred Shareholders
From net investment income	(778,823)	(1,609,957)
Net increase in net assets applicable to common shareholders resulting from operations	11,346,092	19,902,792
Distributions to Common Shareholders:
From and in excess of net investment income	(6,162,800)	(11,709,320)
Total increase in net assets applicable to common shareholders	5,183,292	8,193,472
Net Assets
Beginning of period	177,867,681	169,674,209
End of Period (including accumulated distributions in excess of net investment income
of $1,536,342 and $41,250, respectively)	$183,050,973	$177,867,681

See notes to financial statements.

Semiannual Report l June 30, 2011 l 23

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Financial Highlights l

	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	June 30, 2011	December 31,	December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.54	$11.01	$8.47	$14.94	$16.83	$15.44
Income from investment operations
Net investment income(a)	0.35	0.71	0.75	0.92	0.92	0.91
Net realized and unrealized gain (loss) on investments, options and swaps	0.44	0.68	2.69	(6.07)	(1.08)	1.79
Distributions to preferred shareholders
From and in excess of net investment income
(common share equivalent basis)	(0.05)	(0.10)	(0.11)	(0.31)	(0.30)	(0.37)
From realized gains (common share equivalent basis)	—	—	—	—	(0.11)	—
Total distributions to Preferred Shareholders	(0.05)	(0.10)	(0.11)	(0.31)	(0.41)	(0.37)
Total from investment operations	0.74	1.29	3.33	(5.46)	(0.57)	2.33
Distributions to common shareholders
From and in excess of net investment income	(0.40)	(0.76)	(0.79)	(1.01)	(0.95)	(0.94)
From realized gains	—	—	—	—	(0.37)	—
Total distributions to common shareholders	(0.40)	(0.76)	(0.79)	(1.01)	(1.32)	(0.94)
Net asset value, end of period	$11.88	$11.54	$11.01	$8.47	$14.94	$16.83
Market value, end of period	$11.37	$10.54	$9.54	$6.65	$13.10	$15.77
Total investment return(b)
Net asset value	6.46%	12.03%	41.34%	-37.97%	-3.60%	15.50%
Market value	11.71%	18.72%	57.57%	-43.70%	-8.97%	25.98%
Ratios and supplemental data
Net assets applicable to common shareholders, end of period (thousands)	$183,051	$177,868	$169,674	$130,445	$230,202	$259,334
Preferred shares, at liquidation value ($25,000 per share liquidation
preference) (thousands)	$105,000	$105,000	$105,000	$120,000	$120,000	$120,000
Preferred shares asset coverage per share	$68,584	$67,349	$65,399	$52,176	$72,959	$79,028
Ratios to average net assets applicable to common shareholders:
Total expenses (excluding interest expense on floating rate note obligations)	1.64%	1.79%	1.93%	1.67%	1.44%	1.46%
Total expenses (including interest expense on floating rate note obligations (c))	1.65%	1.80%	1.94%	1.72%	1.53%	1.50%
Net investment income, prior to effect of dividends to preferred shares	6.03%	6.28%	7.92%	7.48%	5.60%	5.70%
Net investment income, after effect of dividends to preferred shares	5.17%	5.37%	6.73%	4.97%	3.81%	3.41%
Portfolio turnover rate	57%	156%	151%	181%	114%	159%
Asset coverage per $1,000 unit of indebtedness(d)	$—	$42,295	$41,098	$—	$74,727	$29,902

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)	See note 2(d) of the Notes to Financial Statements for more information on floating rate note obligations.
(d)
Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

24 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to Financial Statements l June 30, 2011 (unaudited)

Note 1 – Organization:

TS&W/Claymore Tax-Advantaged Balanced Fund (the“Fund”) was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Under normal market conditions, the Fund will invest at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the“Municipal Securities Portfolio”) and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the“Equity and Income Securities Portfolio”).

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment companies are valued at the last available closing price. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value.”Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standard Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets.

The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund did not have any Level 3 securities for the six months ended at June 30, 2011. There were no transfers between Level 1 and Level 2.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at June 30, 2011:

Description ($000)	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$–	$165,694	$–	$165,694
Corporate Bonds	–	29,911	–	29,911
Common Stocks	89,272	–	–	89,272
Preferred Stocks:
Banks	1,790	–	–	1,790
Diversified
Financial
Services	2,566	–	–	2,566
Electric	572	–	–	572
Insurance	1,751	1,689	–	3,440
Real Estate
Investment Trusts	2,848	203	–	3,051
Total	$98,799	$197,497	$–	$296,296

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of

Semiannual Report l June 30, 2011 l 25

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements (unaudited) continued

applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts’assets and cash flows, ASC 860, Transfers and Servicing (“ASC 860”) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption ‘‘Floating rate note obligations’’on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption‘‘Interest’’and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption‘‘Interest expense on floating rate note obligations’’on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest rate during the period ended June 30, 2011 was $6,508,148 and 0.30%, respectively. At June 30, 2011, the Fund had no outstanding investments in floating rate notes purchased through a transfer or a fixed rate bond to a dealer trust.

(e) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Investment Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the“Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (the“Adviser”), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser receives a fee, payable monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Fund and the Adviser have entered into an Investment Sub-Advisory Agreement (the “TS&W Sub-Advisory Agreement”) with Thompson, Siegel & Walmsley LLC (“TS&W”). TS&W is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Equity and Income Securities Portfolio. Under the terms of the TS&W Sub-Advisory Agreement between the Adviser and TS&W, the Adviser pays monthly to TS&W a fee at the annual rate of 0.42% of the Fund’s average daily managed assets attributable to the Equity and Income Securities Portfolio.

The Fund and the Adviser have also entered into an Investment Sub-Advisory Agreement (the “SMC Sub-Advisory Agreement”) with SMC Fixed Income Management, LP (“SMC”). SMC is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Municipal Securities Portfolio. Under the terms of the SMC Sub-Advisory Agreement between the Adviser and SMC, the Adviser pays monthly to SMC a fee at the annual rate of 0.30% of the Fund’s average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

Certain officers and trustees of the Fund may also officers be directors and/or employees of the Adviser, TS&W and SMC. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of

26 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements (unaudited) continued

the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. The Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended June 30, 2011, the Fund recognized expenses of $35,906 for these services.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments and net assets at June 30, 2011 is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments
$283,994,522	$17,056,387	($4,754,451)	$12,301,936

Tax components of the following balances as of December 31, 2010, (the most recent fiscal year end for federal income tax purposes) are as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Overdistribution	(Accumulated
of ordinary income)	Capital Loss)
$ —	$(49,438,911)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

As of December 31, 2010, (the most recent fiscal year end for federal income tax purposes) for federal income tax purposes, the Fund anticipates utilizing $2,804,922 of capital loss carryforward. The Fund had a remaining carryforward of $49,438,911 available offset possible future capital gains. Of the capital loss carryforward, $20,511,616 is set to expire on December 31, 2016 and $28,927,295 is set to expire on December 31, 2017. Such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

For the year ended December 31, 2010, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2010
Ordinary income*	$6,330,380
Tax-exempt income	$6,988,897
Total Distributions	$13,319,277

*The Fund received approximately $3.9 million of qualified dividend income. During 2010, ordinary income distributions for federal income tax purposes included distributions of $1,690,305, from realized gains.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment in Securities:

For the period ended June 30, 2011, purchases and sales of investments, excluding short-term securities, were $154,098,602 and $175,829,161, respectively.

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding at June 30, 2011. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the period ended June 30, 2011 or the year ended December 31, 2010.

Preferred Shares

On April 29, 2004, the Fund’s Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually. On February 27, 2009, the Fund announced the redemption of 100 shares of each series of Auction Market Preferred Shares (“AMPS”). On March 10, 2009, the Fund announced the redemption of 200 shares of each series of AMPS. BNY is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS. Provisions on the offering documents of the Fund’s AMPS provide a mechanism to set a maximum rate in the event of a failed auction. The maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the period ended June 30, 2011, the annualized dividend rates ranged from:

	High	Low	At June 30, 2011
Series M7	1.50%	1.41%	1.41%
Series T28	1.51%	1.44%	1.44%

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two trustees and on any matters affecting the rights of the preferred shares.

Semiannual Report l June 30, 2011 l 27

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements (unaudited) continued

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

The Fund announced on August 11, 2011, that, following approval by its Board of Trustees, it entered into an agreement to reorganize the Fund into a newly created open-end mutual fund (the“Open-End Fund”). The Open-End Fund would seek to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. The Open-End Fund will invest primarily in tax-exempt municipal securities; investing in dividend-paying common stocks and preferred securities and other income securities would not be a principal investment strategy of the Open-End Fund. We believe that this reorganization is in the best interest of the Fund and its shareholders. It is intended to provide shareholders benefits including the opportunity to continue to invest in a strategy consistent with a significant component of the Fund’s investment strategy managed by a high-quality asset manager; continuous liquidity at net asset value; reduced management fee and lower projected expense ratio; and potential growth of the Open-End Fund through the robust distribution capabilities of a proven sales organization. The reorganization remains subject to shareholder approval and there can be no assurance that shareholders will approve.

28 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental Information l (Unaudited)

Federal Income Tax Information

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees

The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*,	Term of		Portfolios in
Year of Birth	Office**		the Fund
and Position(s)	and Length		Complex***
Held with	of Time	Principal Occupations During the Past Five Years	Overseen	Other Directorships
Registrant	Served	and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc.	54	None.
Year of Birth: 1951		(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Steven D. Cosler	Since 2005	Retired. Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corp.	1	Director, SXC Health Solutions.
Year of Birth: 1955		(2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corp.
Trustee		(2001-2002). Executive Vice President and Chief Operating Officer of Priority Healthcare Corp.
(2000-2001).
Robert M. Hamje	Since 2004	Retired. Formerly, President and Chief Investment Officer of TRW Investment Management Co.	1	Trustee, Old Mutual Advisor Mutual Funds.
Year of Birth: 1942		(1990-2003).
Trustee
L. Kent Moore	Since 2004	Owner, Eagle River Ventures, LLC (1999-present) and Chairman Foothills Energy Ventures, LLC	1	Trustee, Old Mutual Advisor Mutual Funds.
Year of Birth: 1955		(2006-present). Formerly, Partner at WilSource Enterprise (2005-2006). Managing Director High
Trustee		Sierra Energy L.P., (2004-2005). Portfolio Manager and Vice President of Janus Capital Corp.
(2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and	56	None.
Year of Birth: 1953		business transactions (2000-present). Formerly, Executive Vice President, General Counsel and
Trustee		Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of	53	Trustee, Bennett Group of Funds
Year of Birth: 1958		Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp.		(2011-present).
Trustee		(1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and
Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustees:
Matthew J. Appelstein†	Since 2005	Formerly, Senior Vice President of Product Strategy and Retirement Solutions Planning, Director	1	None.
Year of Birth: 1961		of Investment Services, Old Mutual Asset Management (2003-2011). Senior Vice President of
Trustee		Consulting Relationships, Fidelity Management Trust Co.(1998-2003).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**
After a Trustees’initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves.
-Messrs. Barnes and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

-Messrs. Appelstein, Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

-Messrs. Cosler and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders to serve a two-year term until the Fund’s 2013 annual meeting of shareholders.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Appelstein is an“interested person”(as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of Old Mutual Asset Management, the parent company of the Fund’s Sub-Adviser.

Semiannual Report l June 30, 2011 l 29

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Supplemental Information (unaudited) continued

Officers

The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Term of
Name, Address*,	Office**
Year of Birth	and Length
and Position(s)	of Time	Principal Occupations During the Past Five Years
Held with Registrant	Served	and Other Affiliations
Officers:
Kevin Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc. and Guggenheim
Year of Birth: 1959		Funds Services Group, Inc. (2007-present). Chief Executive Officer and Chief Legal Officer of certain other funds in the Fund Complex. Formerly,
Chief Executive Officer	Since 2010	Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer	Since 2008
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. (2010-present). Chief Accounting
Year of Birth: 1955		Officer, Chief Financial Officer and Treasurer of certain Funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).
Chief Accounting Officer,
Chief Financial Officer
and Treasurer
Vincent R. Giordano	Since 2004	Senior Managing Director of SMC Fixed Income Management, LP. (2006-present). Formerly, Senior Managing Director of Guggenheim Funds
Year of Birth: 1948		Investment Advisors, LLC (2004-2006).
Vice President
Roberto W. Roffo	Since 2004	Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Guggenheim Funds Investment Advisors,
Year of Birth: 1966		LLC (2004-2006).
Vice President
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant
Year of Birth: 1957		Secretary of Harris Investment Management, Inc. (2003-2006).
Chief Compliance Officer
Elizabeth H. Hudson	Since 2009	Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009-present). Secretary of certain funds in the Fund Complex. Formerly,
Year of Birth: 1980		Associate at Bell, Boyd & Lloyd LLP (inka K&L Gates LLP) (2007-2008); J.D., Northwestern University (2004-2007).
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

30 l Semiannual Report l June 30, 2011

TYW lTS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the“Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, Pennsylvania 15252-8015, Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Semiannual Report l June 30, 2011 l 31

TYW lTS&W/Claymore Tax-Advantaged Balanced Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreements Contract Re-Approval

On April 20, 2011 and April 26, 2011, the Board of Trustees (the“Board”), including those trustees who are not“interested persons“as defined by the Investment Company Act of 1940, as amended (the“Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the“Committee”and consisting solely of the Independent Trustees) of the Board of the Board of Trustees of the TS&W / Claymore Tax-Advantaged Balanced Fund (the“Fund”) met independently of Fund management and of the interested trustee of the Board of Trustees to consider the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”), (2) the subadvisory agreement (“TS&W Subadvisory Agreement”) relating to management of the equity and income securities portion of the Fund’s portfolio (the“Equity and Income Portfolio”) among the Adviser, the Fund and Thompson, Siegel & Walmsley LLC (“TS&W”) and (3) the subadvisory agreement (“SMC Subadvisory Agreement”) relating to management of the municipal securities portion of the Fund’s portfolio (the“Municipal Portfolio”) among the Adviser, the Fund and SMC Fixed Income Management, L.P. (“SMC”). The Investment Advisory Agreement, the TS&W Subadvisory Agreement and the SMC Subadvisory Agreement are collectively referred to as the“Advisory Agreements”. As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, TS&W, SMC and independent legal counsel. The members of the Board and Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund, including information reviewed at and discussions of the Board at Board meetings held on March 7, 2011, April 8, 2011, April 11, 2011, April 13, 2011 and April 15, 2011. The Board and Committee also considered that the Board had approved in principle the conversion of the Fund into an open-end mutual fund (the“Conversion’).

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser, TS&W and SMC. The Adviser, TS&W and SMC provided extensive information in response to that request as well as to a follow-up request for information. Among other information, the Adviser, TS&W and SMC provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, TS&W and SMC and information comparing the investment performance, advisory fee and total expenses of the Fund to other funds, information about the profitability of the Advisory Agreements to each of the Adviser and TS&W and the compliance program of each of the Adviser, TS&W and SMC.

Based upon its review, the Committee concluded that it was in the best interests of the Fund to renew each Advisory Agreement and, accordingly, recommended to the Board of Trustees the renewal of each Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Equity and Income Portfolio to TS&W and the Municipal Portfolio to SMC. The Board considered the Adviser’s responsibility to oversee TS&W and SMC and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of each of TS&W and SMC’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. The Board also considered the secondary market support services provided by the Adviser to the Fund and the Adviser’s collaboration with the subad-visers on the Fund’s use of leverage and the Fund’s distribution rate.

The Board reviewed the Fund’s investment performance by reviewing the Fund’s net asset value (“NAV”) and market price returns for the three month, six month, one year, three year, five year and since inception periods ended March 31, 2011 and compared it to the NAV and market price returns of a custom blended peer group of funds selected by the Adviser emphasizing large capitalization value and/or dividend paying common or preferred stocks (“equity peer group”) and a peer group of funds selected by the Adviser investing primarily in municipal securities with long maturities that are investment grade (“municipal peer group”) (the equity peer group together with the municipal peer group, the“custom blended peer group”) and to the Russell 1000 Value Index and the Barclays Capital Municipal Bond Index for the same time periods. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective. The Board also considered the impact of leverage on the Fund’s performance for the twelve months ended February 28, 2011 and since inception. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to TS&W and SMC.

The Board considered the Fund’s advisory fee (which includes the subadvisory fees paid to TS&W and SMC) and expense ratio compared to the equity peer group and municipal peer group and to the custom blended peer group as a whole and noted the Adviser’s materials stated that the Adviser does not manage funds with a similar objective as the Fund. The Board also reviewed the mean advisory fees and expense ratios of the funds within the custom blended peer group and the custom blended peer group as a whole.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the subadvisory fees to TS&W and SMC.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board also considered expenses of the Fund incurred in connection with shareholder proposals. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue.

The Board also considered the proposed Conversion.

TS&W Subadvisory Agreement

With respect to the nature, extent and quality of services provided by TS&W, the Board considered the qualifications, experience and skills of TS&W’s portfolio management and other key personnel. The Board considered TS&W’s ability to achieve the Fund’s investment objective as it relates to the Equity and Income Portfolio of providing a high level of after-tax return and in managing the portfolio’s equity and high yield securities, preferred stocks and real estate investment trusts for purposes of generating income. The Board compared the equity portion of the Equity and Income Portfolio’s performance to the Russell 1000 Value Index and the S&P 500 Index for the twelve months ended March 31, 2011, noting that the equity portion of the portfolio’s performance was in line with the indicies. The Board also

32 l Semiannual Report l June 30, 2011

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund l Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreements Contract Re-Approval continued

compared the fixed income portion of the Equity and Income Portfolio to a blended index of the Merrill Lynch High Yield Master II Index and Merrill Lynch Preferred Index for the same period. The Board noted the relative underperformance of the fixed income portion of the portfolio was primarily due to a bias toward higher quality bonds in the portfolio.

The Board reviewed the subadvisory fee paid by the Adviser to TS&W and compared it to the fees charged by TS&W to other investment company clients for which TS&W serves as adviser. The Board noted that the sub-advisory fee received by TS&W was lower than the advisory fees charged by TS&W to its other investment company clients.

With respect to the costs of services to be provided and profits realized by TS&W from its relationship to the Fund, the Board reviewed information regarding the revenues TS&W received under the TS&W Subadvisory Agreement and estimated direct and indirect allocated expenses of TS&W in providing services under the TS&W Subadvisory Agreement.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end funds assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by TS&W from its relationship with the Fund, including its use of soft dollars, and other business relationships of affiliates of TS&W with the Adviser. The Board noted TS&W’s statement that it receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of TS&W.

The Board also took into account the proposed Conversion.

SMC Subadvisory Agreement

With respect to the nature, extent and quality of the services provided by SMC, the Board considered the qualifications, experience and skills of the SMC portfolio management team and other key personnel. In evaluating the performance of the Municipal Portfolio, the Board considered SMC’s success in achieving the Fund’s investment objective as it relates to the Municipal Portfolio of providing a high level of tax-advantaged income and the portfolio management team’s performance track record for the Municipal Portfolio. The Board noted that the Municipal Portfolio had outperformed its primary benchmark index, the Barclays Long Municipal Bond Index, during the twelve months ended February 28, 2011, and noted SMC’s view that this performance was primarily due to shortening the duration of the portfolio.

The Board reviewed the subadvisory fee paid by the Adviser to SMC and reviewed financial statements for SMC.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits to SMC and its affiliates to be derived from its relationship with the Fund, including the market awareness SMC gains by managing the Fund’s Municipal Portfolio.

The Board also took into account the proposed Conversion.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable. The Board also determined that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser, TS&W and SMC, as well as the Board’s decision to pursue the Conversion.

Semiannual Report l June 30, 2011 l 33

This Page Intentionally Left Blank.

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Information l

Board of Trustees	Officers	Investment Manager –	Preferred Stock -
Matthew J.Appelstein*	Kevin Robinson	Equity and Income	Dividend Paying Agent
	Chief Executive Officer and	Thompson, Siegel &	The Bank of
Randall C. Barnes	Chief Legal Officer	Walmsley LLC	NewYork Mellon
		Richmond,Virginia	NewYork, NewYork
Steven D. Cosler	John Sullivan
	Chief Financial Officer,	Investment Manager –	Legal Counsel
Robert M. Hamje	Chief Accounting Officer	Municipals	Skadden, Arps, Slate,
	and Treasurer	SMC Fixed Income	Meagher & Flom LLP
L. Kent Moore		Management, LP	NewYork, NewYork
	Vincent R. Giordano	Princeton, New Jersey
Ronald A. Nyberg	Vice President		Independent Registered
		Investment Adviser and	Public Accounting Firm
Ronald E.Toupin, Jr.	Roberto W. Roffo	Administrator	Ernst &Young LLP
	Vice President	Guggenheim Funds	Chicago, Illinois
* Trustee is an “interested person” of the		Investment Advisors, LLC
Fund as defined in the Investment	Bruce Saxon	Lisle, Illinois
Company Act of 1940, as amended.	Chief Compliance Officer
Custodian and
	Elizabeth H. Hudson	Transfer Agent
	Secretary	The Bank of
NewYork Mellon
NewYork, NewYork

Privacy Principles of TS&W/Claymore Tax-Advantaged Balanced Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E,, New York, NY 10286; (866)488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866)882-0688, by visiting the Fund’s website at www.guggenheimfunds.com/tyw or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/tyw. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock and preferred stock in the open market.

Effective 7/19/2010, the By-Laws of the Fund were changed as follows: If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class of series of Shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as Trustee by such class or series of Shares voting separately.

Semiannual Report l June 30, 2011 l 35

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

About the Fund Managers l

TS&W/ClaymoreTax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP andThompson, Siegel &Walmsley LLC.The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations ofTYW.

Guggenheim Funds Investment Advisors, LLC

Guggenheim Funds Investment Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies. Guggenheim Funds Investment Advisors, LLC is responsible for the Fund’s overall asset allocation.

SMC Fixed Income Management, LP

SMC Fixed Income Management, LP (“SMC”) is a subsidiary of Spring Mountain Capital LP (“Spring Mountain”). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC’s Investment Philosophy and Process

SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm’s evaluation of the issuer’s creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets.The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC’s proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

Thompson, Siegel & Walmsley LLC (TS&W)

Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals.The firm is a majority owned subsidiary of Old Mutual (US) Holdings Inc.TS&W is responsible for the day-today management of the equity and taxable income securities portion of the Fund.

TS&W Investment Philosophy and Process

Thompson, Siegel & Walmsley LLC’s investment process is value-driven and team-oriented.TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend paying stocks that meet its investment criteria.TS&W’s investment process uses a combination of quantitative and qualitative methods based on a four-factor screen. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other stocks and as compared to their industry or sector peers.The third factor considers the relative earnings prospects of the company.The fourth factor involves looking at the company’s recent price action.TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company.They evaluate publicly available information including sell-side research, company filings, and trade periodicals.The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues.They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics.The product team meets periodically to discuss each stock’s place in the portfolio.TS&W employs a consistent sell discipline.

TS&W’s Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (08/11)	NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

CEF-TYW-SAR-0611

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not Applicable

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:             /s/ Kevin M. Robinson

Name:        Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:          August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           August 29, 2011

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           August 29, 2011